Exhibit 10.8

1. RESOLVED, that by virtue of the authority vested in the Committee pursuant to each of the outstanding option agreements in effect as of the date hereof under the 2006 Stock Incentive Plan (the “2006 Plan Outstanding Option Agreements”), the Committee hereby amends the table in Exhibit B to all such 2006 Outstanding Option Agreements by deleting the existing table and substituting therefor the following (it being understood that 2006 Outstanding Option Agreements with vesting from 2009 – 2013 will use only that portion of the table below relating to 2009 – 2013, 2006 Outstanding Option Agreements with vesting from 2010 – 2014 will use only that portion of the table below relating to 2010 – 2014 and 2006 Outstanding Option Agreements with vesting from 2011 – 2015 will use only that portion of the table below relating to 2011 – 2015, nothing in this resolution being intended to change the vesting schedule of said outstanding options):

Annual Operational Performance per Diluted Share

	Minimum Vesting (10 or 12.5% Growth*)		Maximum Vesting (17.5 or 20% Growth*)
Fiscal Year (A)	% of Shares Vesting (B)	YE Operating Performance (per Diluted Share) (C)	% of Shares Vesting (D)	YE Operating Performance (per Diluted Share) (E)
2009	3.75%	$41.77	15%	$44.56
2010	3.75%	$38.40	15%	$44.30
2011	3.75%	$42.24	15%	$52.05
2012	3.75%	$46.46	15%	$61.16
2013	3.75%	$51.11	15%	$71.86
2014	3.75%	$56.22	15%	$84.44
2015	3.75%	$61.84	15%	$99.22

*	12.5% growth for minimum vesting and 20% growth for maximum vesting in 2009 and 2010 and 10% growth for minimum vesting and 17.5% growth for maximum vesting in 2011 and beyond.

RESOLVED, that by virtue of the authority vested in the Board pursuant to each of the outstanding option agreements in effect as of the date hereof under the 2006 Plan Outstanding Option Agreements, the Board hereby amends the table in Exhibit B to all such 2006 Outstanding Option Agreements of non-employee directors (the “2006 Director Outstanding Option Agreements”) by deleting the existing table and substituting therefor the following:

Annual Operational Performance per Diluted Share

	Minimum Vesting (10 or 12.5% Growth)		Maximum Vesting (17.5 or 20% Growth)
Fiscal Year (A)	% of Shares Vesting (B)	YE Operating Performance (per Diluted Share) (C)	% of Shares Vesting (D)	YE Operating Performance (per Diluted Share) (E)
2009	3.75%	$41.77	15%	$44.56
2010	3.75%	$38.40	15%	$44.30
2011	3.75%	$42.24	15%	$52.05
2012	3.75%	$46.46	15%	$61.16
2013	3.75%	$51.11	15%	$71.86

*	12.5% growth for minimum vesting and 20% growth for maximum vesting in 2009 and 2010 and 10% growth for minimum vesting and 17.5% growth for maximum vesting in 2011 and beyond.

2. RESOLVED, that by virtue of the authority vested in the Committee pursuant to each of the 2006 Plan Outstanding Option Agreements, the Committee hereby amends the cumulative vesting targets in the 2006 Plan Outstanding Option Agreements by deleting the second paragraph of paragraph 2 of Exhibit B in its entirety and replacing it with the following:

For 2006 Plan Outstanding Option Agreements with cumulative vesting determined in 2013:

“The Cumulative Operational Amount shall mean the percentage of shares of Stock covered by the Option equal to:

(a) Zero if the Cumulative Operational Performance per Diluted Share is less than $219.98.

(b) Six and one-quarter percent (6.25%) if the Cumulative Operational Performance per Diluted Share is $219.98.

(c) Twenty-five percent (25%) if the Cumulative Operational Performance per Diluted Share is at least $273.94.

If the Cumulative Operational Performance per Diluted Share is between $219.98 and $273.94, the Cumulative Operational Amount shall be determined by means of linear interpolation.”

For 2006 Plan Outstanding Option Agreements with cumulative vesting determined in 2014:

“The Cumulative Operational Amount shall mean the percentage of shares of Stock covered by the Option equal to:

(a) Zero if the Cumulative Operational Performance per Diluted Share is less than $234.44.

(b) Six and one-quarter percent (6.25%) if the Cumulative Operational Performance per Diluted Share is $234.44.

(c) Twenty-five percent (25%) if the Cumulative Operational Performance per Diluted Share is at least $313.82.

If the Cumulative Operational Performance per Diluted Share is between $234.44 and $313.82, the Cumulative Operational Amount shall be determined by means of linear interpolation.”

For 2006 Plan Outstanding Option Agreements with cumulative vesting determined in 2015:

“The Cumulative Operational Amount shall mean the percentage of shares of Stock covered by the Option equal to:

(a) Zero if the Cumulative Operational Performance per Diluted Share is less than $257.88.

(b) Six and one-quarter percent (6.25%) if the Cumulative Operational Performance per Diluted Share is $257.88.

(c) Twenty-five percent (25%) if the Cumulative Operational Performance per Diluted Share is at least $368.74.

If the Cumulative Operational Performance per Diluted Share is between $257.88 and $367.74, the Cumulative Operational Amount shall be determined by means of linear interpolation.”

RESOLVED, that by virtue of the authority vested in the Board pursuant to each of the 2006 Director Outstanding Option Agreements, the Board hereby amends the cumulative vesting targets in the 2006 Director Outstanding Option Agreements by deleting the second paragraph of paragraph 2 of Exhibit B in its entirety and replacing it with the following:

“The Cumulative Operational Amount shall mean the percentage of shares of Stock covered by the Option equal to:

(a) Zero if the Cumulative Operational Performance per Diluted Share is less than $219.98.

(b) Six and one-quarter percent (6.25%) if the Cumulative Operational Performance per Diluted Share is $219.98.

(c) Twenty-five percent (25%) if the Cumulative Operational Performance per Diluted Share is at least $273.94.

If the Cumulative Operational Performance per Diluted Share is between $219.98 and $273.94, the Cumulative Operational Amount shall be determined by means of linear interpolation.”

3. RESOLVED, that by virtue of the authority vested in the Committee pursuant to each of the 2006 Plan Outstanding Option Agreements, the Committee hereby amends Section 3.1(c) of the 2006 Plan Outstanding Option Agreements by adding at the end of such section the following:

“Notwithstanding Section 3.1(a) of this Agreement and Section 8 of the Plan (but subject to Section 3.1(b) of this Agreement, after March 1, 2013, in the event the closing price of the Company’s common stock on the New York Stock Exchange exceeds $160 per share on any 60 trading days during any consecutive 12-month period, then all Options granted hereunder will become fully vested and exercisable.”

RESOLVED, that by virtue of the authority vested in the Board pursuant to each of the 2006 Director Outstanding Option Agreements, the Board hereby amends Section 3.1(c) of the 2006 Director Outstanding Option Agreements by adding at the end of such section the following:

“Notwithstanding Section 3.1(a) of this Agreement and Section 8 of the Plan (but subject to Section 3.1(b) of this Agreement, after March 1, 2013, in the event the closing price of the Company’s common stock on the New York Stock Exchange exceeds $160 per share on any 60 trading days during any consecutive 12-month period, then all Options granted hereunder will become fully vested and exercisable.”

4. RESOLVED, that by virtue of the authority vested in the Committee pursuant to the 2006 Plan Outstanding Option Agreements for W. Nicholas Howley, Gregory Rufus, Raymond Laubenthal, Robert Henderson, James Riley, Bernt Iversen and Albert Rodriguez (the “Executive Officers”), the Committee hereby amends paragraph 1.Z of Exhibit B of all 2006 Plan Outstanding Option Agreements for the Executive Officers by deleting the text thereof and replacing it as follows:

“Z. If the Annual Amount in any performance year is less than the amount indicated in column (D) for such year then an amount equal to the excess of (1) the amount indicated in column (D) for such year over (2) the actual Annual Amount for such year may vest in one or more of the next two following years by treating as AOP in the performance year under Section X. above any excess of AOP in one of such following years over the amount indicated in column (E) for the applicable following year, or in the case of subsequent years not included in the table, if the AOP for 2014 exceeds $84.44 or if the AOP for 2015 exceeds $99.22. The portion of any excess AOP amount which is so used may not be used more than once in this Agreement or for purposes of determining vesting under any other option agreement outstanding.”

5. RESOLVED, that by virtue of the authority vested in the Committee pursuant to the 2006 Plan Outstanding Option Agreements for the Executive Officers, the Committee hereby amends Section 3.3 of all 2006 Plan Outstanding Option Agreements for the Executive Officers by deleting the text thereof and replacing it as follows:

“3.3 Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The expiration of ten years from the Grant Date;

(b) If this Option is designated as an Incentive Stock Option and the Participant owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code), the expiration of five years from the Grant Date;

(c) The opening of business on the day of the Participant’s Termination of Services by reason of the Participant’s Termination of Employment by reason of a termination by the Company for Cause (as defined in the Participant’s employment agreement) unless the Committee, in its discretion, determines that a longer period is appropriate.

(d) The expiration of six months from the date of the Participant’s Termination of Services, unless such termination occurs by reason of (i) the Participant’s death, (ii) the Participant’s Disability, (iii) the Participant’s retirement (pursuant to Section 3.3(e)) or (iv) if the Participant has an employment agreement that defines a termination for “Cause” and/or “Good Reason,” a termination by the Company for Cause or without Cause (as defined in Participant’s employment agreement) or a termination by the Participant for Good Reason (as defined in Participant’s employment agreement), provided, however, that any portion of this Option that is an Incentive Stock Option shall cease to be an Incentive Stock Option on the expiration of three months from the Participant’s Termination of Services (and shall thereafter be a Non-Qualified Stock Option), provided, further, that to the extent that the Participant is prohibited from selling shares of Stock pursuant to the Company’s insider trading policy at all times during such six-month period, with the exception of an open trading window of less than seven days, the Option shall expire on the seventh day following the opening of the first open trading window thereafter; or

(e) The expiration of one year from the date of the Participant’s Termination of Services by reason of the retirement, after a minimum of ten years of service, of a Participant who is at least 55 years old, provided, however, that to the extent that the Participant is prohibited from selling shares of Stock pursuant to the Company’s insider trading policy at all times during such one-year period, with the exception of an open trading window of less than seven days, the Option shall expire on the seventh day following the opening of the first open trading window thereafter; or

(f) The expiration date set forth in clause (a), (i) if the Participant has an employment agreement that defines a termination for “Cause” and/or “Good Reason,” and upon a Participant’s Termination of Services by the Company without Cause (as defined in Participant’s employment agreement) or a Termination of Services by the Participant for Good Reason (as defined in Participant’s employment agreement) or (ii) upon the Participant’s death or Disability.”

6. RESOLVED, that upon recommendation of the Compensation Committee, the Board hereby approves the following to be added to Section 3.3 of the Stock Option Grant Notice and Stock Option Agreement between the Company and W. Nicholas Howley dated November 17, 2008:

“Notwithstanding the foregoing, if any Option vests after the Participant’s Termination of Services for reasons set forth herein pursuant to Section 3.1 and the Participant has a limit of six months or one year following such Termination of Services to exercise the Option pursuant to paragraph (d) or (e), the Participant shall have six months after the Option vests to exercise such Option.”

7. RESOLVED, that the foregoing changes will be made, for the benefit of the holders under each 2006 Plan Outstanding Option Agreement and 2006 Director Outstanding Option Agreement in effect as of the date hereof or each Executive Officer with a 2006 Plan Outstanding Option Agreement in effect as of the date hereof, as specified above, without further action on the part of the Company or the participant.

8. RESOLVED, that by virtue of the authority vested in the Board pursuant to the Company’s Fourth Amended and Restated 2003 Stock Option Plan, as amended (the “2003 Plan”), the Board hereby amends Section 6(e) of the 2003 Plan by deleting the text thereof and replacing it as follows:

“(e) Termination of Employment or Service.

(i) If prior to the Expiration Date, the Participant’s employment or service with the Company and its Affiliates terminates for any reason other than by reason of the Participant’s death or Disability or, for a Participant who has an employment agreement that defines a termination for “Cause” and/or “Good Reason,” a termination by the Company without Cause (as defined in Participant’s employment agreement) or a termination by the Participant for Good Reason (as defined in Participant’s employment agreement), then (1) all vesting with respect to the Options shall cease except as set forth in Section 8(b)(ii)(A) and (B), (2) any unvested Options shall expire as of the date of such termination, and (3) any vested Options shall remain exercisable until the earlier of the Expiration Date or the date that is one-hundred-eighty (180) days after the date of such termination of employment or service, provided, that to the extent that the Participant is prohibited from selling shares of Stock pursuant to the Company’s insider trading policy at all times during such six-month period, with the exception of an open trading window of less than seven days, the Option shall expire on the seventh day following the opening of the first open trading window thereafter.

(ii) If prior to the Expiration Date, the Participant’s employment or service with the Company and its Affiliates terminates by reason of death or Disability, (1) all vesting with respect to the Options shall cease except as set forth in Section 8(b)(ii)(A) and (B), (2) any unvested Options shall expire as of the date of such termination, and (3) any vested Options shall expire on the Expiration Date.

(iii) If prior to the Expiration Date, a Participant who has an employment agreement that defines a termination for “Cause” and/or “Good Reason” is terminated by the Company without Cause (as defined in Participant’s employment agreement) or Participant terminates his or her employment for Good Reason (as defined in Participant’s employment agreement), (1) all vesting with respect to the Options shall cease, (2) any unvested Options shall expire as of the date of such termination, and (3) any vested Options shall expire on the Expiration Date.